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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):             AUGUST 20, 1996


                               DBT ONLINE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       PENNSYLVANIA                  0-9111                      85-0439411
     (STATE OR OTHER             (COMMISSION FILE              (I.R.S. EMPLOYER
     JURISDICTION OF                 NUMBER)                 IDENTIFICATION NO.)
      INCORPORATION)



        5550 W. FLAMINGO ROAD, SUITE B-5
              LAS VEGAS, NEVADA                                      89103
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (702) 257-1112

                               (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On August 20, 1996, the shareholders of Patlex Corporation, a Pennsylvania corporation ("Patlex") and the former parent of the Registrant voted to approve, (i) the Plan of Merger and Reorganization (the "Plan of Reorganization") pursuant to which Patlex was reorganized into a holding company structure (the "Reorganization"), whereby the holders of shares of Patlex Common Stock became holders of shares of the Registrant's common stock,
(ii) the Agreement of Merger, dated February 7, 1996, as amended and restated as of June 28, 1996 (the "Merger Agreement"), among the Registrant, Patlex, DBT Acquisition Corp., a Florida corporation ("DBT Acquisition") and Database Technologies, Inc., a Florida corporation ("DBT"), pursuant to which, immediately after the Reorganization, DBT Acquisition, a wholly-owned subsidiary of the Registrant merged with and into DBT, and DBT became a wholly-owned subsidiary of the Registrant and (iii) the amended and restated Stock Option Plan that, in connection with the Reorganization, the Registrant assumed.

         Pursuant to the terms of the Merger Agreement, each share of DBT common stock outstanding prior to the Merger was converted into the right to receive the number of shares of common stock of the Registrant, par value $.10 per share ("DBT Online Common Stock") equal to (x) the product of 1.86 multiplied by the sum of the total number of shares of DBT Online Common Stock outstanding immediately prior to the effective time of the Merger, plus one-half the number of shares of DBT Online Common Stock issuable upon the exercise of options outstanding immediately prior to the Merger, divided by (y) the number of shares of DBT common stock outstanding immediately prior to the Merger.

         As a result of the transactions described in the preceding paragraphs, Patlex and DBT are wholly-owned subsidiaries of the Registrant and the former shareholders of Patlex and DBT are the shareholders of the Registrant.

         Pursuant to the terms of the Plan of Reorganization, each share of Patlex common stock outstanding as of the date of Reorganization, was converted into the right to receive one share of DBT Online Common Stock. The exchange ratio resulted in the former shareholders of DBT receiving 5,127,613 shares of DBT Online Common Stock after the Merger, or approximately 66.65%, and the former shareholders of Patlex receiving 2,565,861 shares of DBT Online Common Stock, or approximately 33.35%.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         See Item 1.

ITEM 5.  OTHER EVENTS.

                 Pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended, the Registrant is the successor registrant to Patlex and will retain Patlex's filing number for filings with the Securities and Exchange Commission.

                 On August 20, 1996, the Board of Directors of the Registrant approved a change in the fiscal year end of the Registrant from June 30 to December 31.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Patlex Corporation and Database Technologies, Inc.

                 (1)      Financial Statements of Patlex Corporation.

                          (A)     Independent Auditors' Report.*

                          (B) Balance Sheets of Patlex as of June 30, 1996 and June 30, 1995.*

                          (C) Statements of Earnings of Patlex for the years ended June 30, 1996 and June 30, 1995.*

                          (D) Statements of Stockholders' Equity for the years ended June 30, 1996 and June 30, 1995.*

                          (E) Statements of Cash Flows for the years ended June 30, 1996 and June 30, 1995.*

                 (2)      Financial Statements of Database Technologies, Inc.

                          (A)     Independent Auditors' Reports.*

                          (B) Balance Sheets of DBT as of June 30, 1996, December 31, 1995 and December 31, 1994.*

                          (C) Statements of Income for the six months ended June 30, 1996 and the years ended
                                  December 31, 1995 and December 31, 1994.*

                          (D) Statements of Changes in Stockholders' Equity for the six months ended June 30, 1996 and the years ended December 31, 1995 and December 31, 1994.*

                          (E) Statements of Cash Flows for the six months ended June 30, 1996 and the years ended December 31, 1995 and December 31, 1994.*

         (b)     Pro Forma Financial Information (Unaudited).

                 (1) Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1996.*

                 (2) Unaudited Pro Forma Condensed Statements of Income for the year ended December 31, 1995.*

                 (3) Unaudited Pro Forma Condensed Statements of Income for the six months ended June 30, 1996.*





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         (c)     Exhibits.

                  2.1+ Agreement of Merger, dated as of February 7, 1996, as amended and restated on June 28, 1996, by and among Patlex Holdings, Inc., Patlex Corporation, DBT Acquisition Corp. and Database Technologies, Inc.

______________________________
* To be filed by amendment.
+ Incorporated herein by reference to Exhibit 2.1 in the Registration Statement on Form S-4 of DBT Online, Inc. (File No. 333-2000) filed with the Securities and Exchange Commission on March 5, 1996.





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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DBT ONLINE, INC.


                                       By:  /s/ Hank E. Asher
                                          --------------------------------
                                          Hank E. Asher
                                          President and Chief Executive Officer




Dated:  August 30, 1996





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